UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 2, 2022

MiNK Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40908	82-2142067
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

149 Fifth Avenue, Suite 500

New York, NY 10010

(Address of principal executive offices, including zip code)

(212) 994-8250

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $0.00001	INKT	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On August 2, 2022, MiNK Therapeutics, Inc. (the “Company”) entered into an Amended and Restated Intercompany Services Agreement (the “New Intercompany Agreement”) with Agenus Inc. (“Agenus”), which was effective retroactively to April 1, 2022 and amended and restated the Intercompany General & Administrative Agreement between the Company and Agenus dated September 10, 2021. Under the New Intercompany Agreement, Agenus provides the Company with certain general and administrative support, including, without limitation, financial, facilities management, human resources and information technology administrative support (the “Agenus Services”), and the Company and Agenus provide each other with certain research and development services (the “R&D Services) and other support services, including legal and regulatory support (the “Shared Services”). The Company is required to pay 10% of Agenus’ costs related to the Agenus Services, and the costs of R&D Services are based upon pass-through costs related to such services plus an allocation of the costs of the employees performing the services. No payment will be due from either party for the Shared Services, provided that the services provided by each party are proportional in scope and volume. The Company is also entitled to use Agenus’ business offices and laboratory space and equipment in exchange for the Company contributing a proportionate payment for the use of such facilities and equipment, and the Company will be covered by certain Agenus insurance policies, subject to certain conditions, including the Company paying the cost of such coverage. Either party may terminate the New Intercompany Agreement upon 60 days’ prior written notice and individual services upon 30 days’ prior written notice.

The foregoing description of the New Intercompany Agreement is only a summary of the material terms thereof, and does not purport to be complete. The description is qualified in its entirety by reference to the New Intercompany Agreement, which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2022.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 5, 2022	MiNK Therapeutics, Inc.

	By:	/s/ Jennifer S. Buell, Ph.D.
Jennifer S. Buell, Ph.D.
President and Chief Executive Officer